J&B Funds

Semiannual Report

December 31, 2001

EQUITY FUNDS
J&B Mid-Cap Aggressive Growth Fund
J&B Small-Cap Aggressive Growth Fund
J&B Small-Cap International Fund

J&B Funds

Jones & Babson, Inc.
Manager and Distributor
A Member of the Generali Group

Table of Contents

J&B Mid-Cap Aggressive Growth Fund                                   1
J&B Small-Cap Aggressive Growth Fund                                 4
J&B Small-Cap International Fund                                     7
Statements of Assets and Liabilities                                    10
Statements of Operations                                                11
Statements of Changes in Net Assets                                     12
Notes to Financial Statements                                           14
Financial Highlights                                                    16

Message to our Shareholders

A s investors we are relieved that 2001 is over and a new year has begun. A year ago most investors could not have imagined that the bear market of 2000 would continue its grip on equities so far into 2001. Investors' hopes for a quick fix from the Fed and mixed economic data led to many false starts, frequent sector rotation, and extremely high levels of volatility throughout the year.

This semiannual period encountered seemingly insurmountable uncertainty and negativity including the terrorist attacks of September 11th, the collapse of
Enron and the "official" announcement that the U.S. economy is now in a recession. Despite these negative events the market clawed its way back up in the 4th quarter and did so in a very convincing fashion. The U.S. market is now looking forward, presumably focusing on an economic recovery starting as early as the first half of 2002.

Internationally, we believe that economies around the world will begin to recover around mid-year 2002. The significant infusion of liquidity into worldwide economies will help fuel this recovery, and should have a positive impact on markets and economies. We believe that this will be a gradual recovery as we move through the second half of 2002 and into 2003. This recovery scenario does not apply to Japan, where we do not believe a recovery is in the cards in
2002.

The outlook for 2002 bodes well for aggressive growth managers, particularly in the small and mid-cap segments of the markets. We believe that persistence will reward each of the J&B Funds in the coming year.

We are grateful for your confidence during highly challenging market periods, and send best wishes to you for a prosperous New Year.

/s/Stephen S. Soden

Sincerely,
Stephen S. Soden
President

J&B Mid-Cap Aggressive Growth Fund

The last six months of 2001 was a historic time not only for equity markets but also for America. We experienced an act of devastation that not only severely questioned our economic survival but also rocked the foundation of life itself.
The successful ringing of the bell on the New York Stock Exchange one week later, though, was the first of many victories that our country and our economy will celebrate. The market capitulated during that week, with NASDAQ down over
16% and the Dow suffering the worst point loss ever in those five trading days.
In an instant, the event risk component of equity investing became painfully evident, and risk expectations for the future rose substantially. As mentioned in our last report, the U.S. economy continues to languish in a severe profits recession, and the prospects for a rebound will certainly not be attainable until sometime in 2002. Despite these economic uncertainties, the market came through and had a very positive fourth quarter. Investors are now looking forward, presumably focusing on an economic recovery starting as early as the first half of 2002. Small-cap and mid-cap companies are leading the way higher and our stock selection methodology continues to show signs of underlying robustness in these market segments.

During this period our earnings-focused stock picking model continued to highlight companies that displayed recession-resistant characteristics, as well as a number of smaller companies that provide products or services to larger companies, allowing the larger companies to increase profitability. The J&B
Mid-Cap Aggressive Growth Fund returned -0.23% (price change and reinvested distributions), while our benchmark, the Russell 2500 Growth Index,* returned
-8.18% for the six months ended December 31, 2001.

The Fund's average annual compounded total returns for one year and the life of the Fund (commencement December 19, 2000) as of December 31, 2001, were -6.96%
and -2.03%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more of less than original cost.

Over the last half of 2001, the Portfolio benefited from its commitment to technology stocks which inherently display the "growth of the earnings growth rate" that our model focuses on. Securities of interest included Websense (a provider of software which improves employee productivity by limiting access to non-work related web sites such as eBay), Genesis Microchip (which provides chips for flat panel computer monitors), Numerical Technologies (which owns patents crucial to making 13 micron semiconductors), and CACI International (a provider of information technology services to the military).

We strongly believe that mid-sized and small companies are the places to be.
They are cheaper relative to large-cap companies, and in a slowing economy they will hold their own better, as many are still growing. There are a number of small and mid-cap companies that provide cost saving services or products to the large-caps. In a slowing economy, larger companies which are seeking ways to cut costs do so by utilizing these smaller companies.

The current downside is the macro environment, both political and economic. The geo-political risk is obvious. On a macro level, stock market instability and a reverse wealth effect is one driver of economic weakness and continued recession is a real risk. The risk to future performance and earnings has been raised significantly. What this means is that companies that became known as "safe harbors" have and will continue to outperform those that are unstable, especially those companies without earnings. So far, this has worked to our advantage and has helped our relative performance substantially as we concentrate our Portfolio on those companies with stable and growing earnings.
We remain confident in the future prospects of the small and mid-cap segment of the market and continue to maintain a well-rounded portfolio across economic sectors.

*Indices are unmanaged and not available for direct investment.

FUND COMPOSITION

TOP TEN HOLDINGS:                                                    % OF TOTAL

Numerical Technologies, Inc.                                               5.00%
Genesis Microchip, Inc.                                                    4.48
Performance Food Group Co.                                                 4.23
Websense, Inc.                                                             3.61
Varian Medical Systems, Inc.                                               3.50
D & K Healthcare Resources                                             3.42
Accredo Health, Inc.                                                       3.37
Photronics, Inc.                                                           3.26
CACI International, Inc.                                                   3.20
Pharmaceutical Resources, Inc.                                             3.15
Total                                                                     37.22%

Total Securities in Portfolio                                                36

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (UNAUDITED)

J&B MID-CAP AGGRESSIVE GROWTH FUND

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 99.01%
CAPITAL GOODS-- 7.75%
             2,750    Mobile Mini, Inc.*                                                $          107,580
             4,145    Photronics, Inc.*                                                            129,946
             1,450    Roper Industries, Inc.                                                        71,775
                                                                                                   309,301
CONSUMER CYCLICAL-- 13.65%
             4,350    Activision, Inc.*                                                            113,143
             1,490    Alberto-Culver Co.                                                            66,663
             2,775    Harman International                                                         125,153
             2,290    Hot Topic, Inc.*                                                              71,883
             1,125    International Game Technology*                                                76,837
             5,775    Shuffle Master, Inc.*                                                         90,494
                                                                                                   544,173
CONSUMER STAPLES-- 5.99%
             1,635    Constellation Brands, Inc.*                                                   70,060
             4,800    Performance Food Group Co.*                                                  168,816
                                                                                                  238,876
FINANCIAL-- 5.02%
            1,555     Bisys Group*                                                                  99,505
            1,520     Investors Financial Services Corp.                                           100,639
                                                                                                   200,144
HEALTH CARE-- 29.13%
             3,382    Accredo Health, Inc.*                                                        134,265
             1,935    Amerisource Bergen Corp.*                                                    122,969
             2,355    Diagnostic Products Corp.                                                    103,502
             1,365    Dianon Systems, Inc.*                                                         82,992
             2,395    D & K Healthcare Resources                                               136,395
             3,715    Pharmaceutical Resources, Inc.*                                              125,567
             1,685    Stericycle, Inc.*                                                            102,583
             1,595    Varian Medical Systems, Inc.*                                                113,660
             4,305    Varian, Inc.*                                                                139,654
             2,510    Taro Pharmaceutical Industries Ltd.*                                         100,275
                                                                                                 1,161,862
TECHNOLOGY-- 33.65%
             3,230    CACI International, Inc.*                                                    127,537
             3,910    Coinstar, Inc.*                                                               97,750
             2,700    Genesis Microchip, Inc.*                                                     178,524
             2,525    Intercept Group, Inc.*                                                       103,273
             3,115    Intersil Corp. Cl. A*                                                        100,459
             2,385    National Instruments Corp.*                                                   89,342
             5,665    Numerical Technologies, Inc.*                                                199,408
             3,440    Optimal Robotics Corp. Cl. A*                                                121,948
             2,420    Perkinelmer, Inc.                                                             84,748
             4,490    Websense, Inc.*                                                              143,994
             3,945    02Micro International Ltd.*                                                   94,877
                                                                                                 1,341,860
TELECOMMUNICATIONS-- 2.04%
             2,685    Metro One Telecommunications, Inc.*                                           81,221

UTILITIES-- 1.78%
             2,290    Waste Connections, Inc.*                                                      70,967

TOTAL COMMON STOCKS                                                                              3,948,404
(Cost $3,219,968)

TOTAL INVESTMENTS-- 99.01%                                                                       3,948,404
(Cost $3,219,968)

Other assets less liabilities-- 0.99%                                                               39,603

TOTAL NET ASSETS-- 100.00%                                                              $        3,988,007

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $728,436, which is comprised of unrealized appreciation of $836,783 and unrealized depreciation of $108,347.

*Non-income producing security

See accompanying Notes to Financial Statements.

J&B Small-Cap Aggressive Growth Fund

At the beginning of this six-month period we believed the economy was in the process of bottoming and expected that third quarter 2001 would likely represent the trough in corporate profits with sequential improvement shortly thereafter.
Accordingly, the Fund was positioned for an economic recovery. This optimism was abruptly pushed out by the horrific events of September 11. The market bottomed in the third quarter of 2001, then came back with a dramatic fourth quarter rally. Unfortunately, that rally was not strong enough to keep market indices from closing down for the second consecutive year -- the worst back-to-back returns since the infamous bear market of 1973 and 1974.

Looking ahead, we have many reasons to believe that the bear is dead and the correction ended with the lows of September 21. In the weeks after the attacks it became increasingly clear that the U.S. and its allies were making progress on the war against terrorism with little retaliation. We along with other strong-willed investors stepped in to take advantage of the bargain prices.
Subsequently short-sellers began to cover their positions and cash on the sidelines returned to the market, driving all of the major market indices to double-digit gains in the fourth quarter. Not surprisingly, the largest moves were seen in the cyclical technology sector, the area of the market that had suffered the most during the bear market.

Our Portfolio participated nicely in the rebound aided by opportunistic purchases made in September and October. Nine of our tech stocks recorded returns ranging from 50% to 150% in the last three months of the year. We willingly took profits in stocks that had become quickly overvalued and have redeployed the proceeds into stocks that offer more upside potential.

While we were pleased to participate in the fourth quarter market strength, we were extremely disappointed to fall short of the Russell 2000 Growth Index* for the year. For the year ended December 31, 2001, the Fund declined -15.81% (price change and reinvested dividends) versus losses of -9.23% and -21.05% in the
Russell 2000 Growth Index* and NASDAQ Composite,* respectively. You may remember that our defensive portfolio posture at the start of the year caused us to largely miss the rally in tech shares in January. We were unsuccessful in fully regaining that lost ground as the volatile year progressed.

The Fund's average annual compounded total return for the life of the Fund
(commencement December 19, 2000) as of December 31, 2001, was -8.15%.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more of less than original cost.

We believe that the market will produce better returns in 2002 albeit likely in a volatile manner. In the short-term, we are somewhat cautious, as the powerful fourth quarter rally has caused many cyclical-growth stocks to move well ahead of any discernible improvement in underlying fundamentals. Meanwhile, data continues to indicate that the U.S. economy is bottoming, with a recovery expected to occur in the first or second quarter of 2002. Importantly, consumer confidence is improving, housing remains strong, and jobless claims on a four-week moving average are at the lowest level since September, which suggests that the worst of the layoffs are past. As economic conditions improve so too shall corporate profits allowing stock prices in general to be accorded higher valuations. We will remain focused on buying high-quality companies with good fundamentals at attractive prices. We do believe that our persistence will be rewarded, as small-cap growth investments historically outperform value stocks and large-cap stocks coming out of a recession.

*Indices are unmanaged and not available for direct investment.

FUND COMPOSITION

TOP TEN HOLDINGS:                                                    % OF TOTAL

Advent Software, Inc.                                                      3.87%
Fred's, Inc.                                                               3.83
First Horizon Pharmaceutical                                               3.73
Choicepoint, Inc.                                                          3.21
Sonicwall, Inc.                                                            2.78
Manhattan Associates, Inc.                                                 2.76
Bisys Group, Inc.                                                          2.70
Integra Lifesciences Holding Co.                                           2.68
Pemstar, Inc.                                                              2.44
Intercept Group, Inc.                                                      2.30
Total                                                                     30.30%

Total Securities in Portfolio                                                 62

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (UNAUDITED)

J&B SMALL-CAP AGGRESSIVE GROWTH FUND

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 99.73%
CAPITAL GOODS-- 6.15%
             2,750    Intermagnetics General Corp.*                                     $           71,225
             2,900    Mobile Mini, Inc.*                                                           113,448
            10,100    Pemstar, Inc.*                                                               121,200
                                                                                                   305,873
COMMUNICATIONS SERVICES-- 1.70%
             3,387    Talx Corp.                                                                    84,607

CONSUMER CYCLICAL-- 25.02%
             3,200    Abercrombie & Fitch Co.*                                                  84,896
             1,700    Career Education Corp.*                                                       58,276
             2,425    Chico's FAS, Inc.*                                                            96,273
             3,150    Choicepoint, Inc.*                                                           159,673
             2,400    Christopher & Banks Corp.*                                                82,200
             2,700    Coach, Inc.*                                                                 105,246
             2,050    Corporate Executive Board Co.*                                                75,235
             1,600    Education Management Corp.*                                                   58,000
             4,650    Fred's, Inc.                                                                 190,464
             1,950    Gart Sports Co.*                                                              40,950
             5,100    Petsmart*                                                                     50,184
             5,800    Prime Hospitality*                                                            64,090
             7,650    Princeton Review, Inc.*                                                       58,523
             3,900    SCP Pool Corp.*                                                              107,055
               800    Shuffle Master, Inc.*                                                         12,536
                                                                                                 1,243,601
CONSUMER     STAPLES -- 1.65%
             3,300    Buca, Inc.*                                                                   53,493
             3,900    Famous Dave's of America, Inc.*                                               28,509
                                                                                                    82,002
FINANCIAL-- 2.20%
             6,200    Bay View Capital Corp.*                                                       45,446
             2,250    UCBH Holdings, Inc.                                                           63,990
                                                                                                   109,436
HEALTH CARE-- 21.51%
             2,150    Accredo Health, Inc.*                                                         85,355
             1,000    Albany Molecular Research, Inc.*                                              26,490
             2,150    AMN Healthcare Services, Inc.*                                                58,910
             2,650    Axan Pharmaceutical*                                                          37,630
             1,450    Cima Labs, Inc.*                                                              52,417
             1,850    Diagnostic Products Corp.                                                     81,308
               950    Endocare, Inc.*                                                               17,033
             6,300    First Horizon Pharmaceutical Corp.*
           185,157
             5,050    Integra Lifesciences Holding Co.*                                            133,017
             1,550    Invitrogen Corp.*                                                             95,992
             1,150    Medicis Pharmaceutical Corp. Cl. A*                                           74,278
             3,500    Odyssey Healthcare, Inc.*                                                     90,790
             2,850    Province Healthcare Co.*                                                      87,951
             1,100    Zoll Medical Corp.*                                                           42,834
                                                                                                 1,069,162
TECHNOLOGY-- 40.54%
             3,850    Advent Software, Inc.*                                                       192,308
             2,100    Bisys Group, Inc.*                                                           134,379
             1,250    Brooks Automation, Inc.*                                                      50,838
             3,300    Epiq Systems, Inc.*                                                           63,855
             6,350    Eclipsys Corp.*                                                              106,362
             3,200    FEI Co.*                                                                     100,832
             2,100    Global Payments, Inc.                                                         72,240
             4,100    HNC Software, Inc.*                                                           84,460
             4,750    Ixia*                                                                         61,037
             2,800    Intercept Group, Inc.*                                                       114,520
             1,800    Internet Security Systems, Inc.*                                              57,708
             3,100    Lawson Software*                                                              48,825
             2,050    Magma Design Automation*                                                      62,074
             4,700    Manhattan Associates, Inc.*                                                  137,005
             3,250    Mapinfo Corp.*                                                                50,993
             2,200    Micromuse, Inc.*                                                              33,000
             2,550    Microsemi Corp.*                                                              75,735
             4,800    Microtune, Inc.*                                                             112,608
             2,650    Pixelworks, Inc.*                                                             42,559
             3,200    Plato Learning, Inc.*                                                         53,152
             3,050    Quest Software, Inc.*                                                         67,436
             2,950    Semtech Corp.*                                                               105,285
             7,100    Sonicwall, Inc.*                                                             138,024
             2,300    Tier Technologies, Inc. Cl. B*                                                49,588
                                                                                                 2,014,823

TRANSPORTATION & SERVICES -- 0.96% 1,400 Forward Air Corp.*                                     47,488

TOTAL COMMON STOCKS                                                                              4,956,992
(Cost $4,240,306)

TOTAL INVESTMENTS-- 99.73%                                                                       4,956,992
(Cost $4,240,306)

Other assets less liabilities-- 0.27%                                                               13,564

TOTAL NET ASSETS-- 100.00%                                                               $       4,970,556

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $716,686, which is comprised of unrealized appreciation of $909,199 and unrealized depreciation of $192,513.

*Non-income producing security

See accompanying Notes to Financial Statements.

J&B Small-Cap International Fund

he economic and investment landscape changed on September 11. Prior to September
11, we were expecting the European economies to avoid a recession, while we suspected the U.S. was entering a recession and Japan was clearly in one. As a result of the events of September 11, we now believe that it will be nearly impossible for Europe to avoid a recession, albeit a slight one. We believe it will remain the strongest economic region in the world, but will be faced with greater economic difficulties than we previously expected.

Because of our lowered expectations for the global economic scenario, the importance of our concentration on earnings is reinforced, and specifically we will continue to focus on earnings predictability and earnings growth. In the
J&B Small-Cap International Fund, that means finding great small companies that are resistant to economic pressures. Typically that translates into companies whose businesses are economically insensitive, or those companies that have new products, customer groups, or market cycles that allow them to grow in spite of a weaker economic environment.

We entered the period after September 11th with a higher than average level of cash, and we were able to put that cash to work to our advantage. By the end of the year, we owned 55 companies in 14 countries with our largest weightings in the UK, Germany, Japan and France. Our largest industry weights were in consumer cyclical, industrials and healthcare.

We believe that economies around the world will begin to recover around mid-year
2002. The significant infusion of liquidity into worldwide economies will help fuel this one, and should have a positive impact on markets and economies. We do not believe that this is likely to be a V-shaped recovery, but will likely be a gradual one as we move through the second half of 2002 and into 2003. This recovery scenario does not apply to Japan, where we do not believe a recovery is in the cards in 2002. The Japanese government must deal with the problems in the banking system before that economy can see a sustained recovery. The recent weakness in the yen will marginally help strengthen the economy, but cannot by itself get the economy heading in the right direction. A recovery in the U.S.
and Europe will, however, positively impact emerging markets, and because of this we have slightly increased our weight in those markets.

Given this scenario, we remained squarely focused on earnings, particularly their predictability and rate of acceleration. More importantly, we emphasized rapidly growing companies that we believed would be more resistant to economic weakness because of their new products, new markets or high barriers to entry.
However, because of the demanding investment environment during the period, we held fewer names than usual. Although markets suffered, some of our companies performed very well. We will continue to be focused on finding those companies that are growing revenue and earnings quickly, regardless of where they are located. We will work to find those great, smaller growth stocks around the world that will benefit from an improving economic outlook.

FUND DIVERSIFICATION

                                                                     % OF TOTAL

Basic Materials                                                             0.7%
Consumer Cyclical                                                          29.6
Consumer Staples                                                            9.4
Energy                                                                      6.2
Financial                                                                   2.9
Health Care                                                                12.7
Industrials                                                                13.7
Telecommunications                                                          0.8
Technology                                                                 11.0
Cash & Equivalents                                                     13.0

As of December 31, 2001, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2001 (UNAUDITED)

J&B Small-Cap International Fund

SHARES                COMPANY                                                                 MARKET VALUE

COMMON STOCKS-- 86.97%
CANADA-- 8.44%
             6,200    Alliance Atlantis Communications*                                 $           70,009
             1,225    Angiotech Pharmaceuticals*                                                    68,470
             2,900    Dorel Industries*                                                             57,478
             8,900    Turbo Genset                                                                  18,283
             4,100    WestJet Airlines*                                                             61,205
                                                                                                   275,445
FRANCE-- 9.39%
             4,000    deCODE Genetics*                                                              39,200
             1,100    Marionnaud Parfumeries                                                        53,267
             2,000    Groupe Flo                                                                    34,716
             2,900    Medidep                                                                       55,888
             1,100    Neopost                                                                       32,038
             2,100    Remy Cointreau                                                                46,490
             1,200    Wavecom*                                                                      44,700
                                                                                                   306,299
GERMANY -- 10.93%
             1,450    AWD                                                                           34,849
               950    Hornbach                                                                      46,510
             1,400    LION Bioscience                                                               23,055
             6,300    Puma                                                                         190,951
             2,850    Techem                                                                        61,521
                                                                                                   356,886
IRELAND-- 3.15%
             2,000    IONA Technologies*                                                            40,600
             3,700    Riverdeep Group*                                                              62,197
                                                                                                   102,797
ISRAEL-- 1.63%
             2,700    Lumenis*                                                                      53,190

ITALY-- 2.29%
            26,000    Ducati Motor                                                                  41,890
               800    Tod's                                                                         32,757
                                                                                                    74,647
JAPAN-- 10.99%
             3,000    Kose Corp.                                                                    84,268
             2,000    Matsumotokiyoshi                                                              70,682
               200    Nomura Research Institute                                                     23,479
             1,500    Park 24 Co.                                                                   86,902
             1,000    Toei Animation                                                                61,064
             1,000    United Arrows                                                                 32,440
                                                                                                   358,835
MEXICO-- 1.92%
            27,401    Corp Interamericana de Entertenim*                                            62,696

NETHERLANDS-- 3.71%
             1,303    IHC Caland                                                                    60,893
             2,100    Van der Moolen                                                                60,285
                                                                                                   121,178
NORWAY-- 0.67%
             3,900    EDB Business Partner                                                          21,940

SPAIN-- 5.47%
             2,700    Azkoyen                                                                       22,496
             2,000    Baron De Ley*                                                                 46,377
             8,200    Grupo Dragados                                                               109,707
                                                                                                   178,580
SWEDEN-- 0.80%
             3,200    Elekta                                                                        26,021

SWITZERLAND-- 4.43%
             1,150    Jomed*                                                                        31,182
               100    Leica Geosystems*                                                              9,249
             1,700    Phonak                                                                        38,925
               950    SEZ                                                                           45,107
             1,050    Swisslog                                                                      20,246
                                                                                                   144,709
UNITED KINGDOM-- 23.15%
            17,400    Aggregate Industries                                                          22,324
             2,400    BTG                                                                           26,238
            22,500    Cairn Energy                                                                  80,468
             4,000    COLT Telecom Group                                                            27,440
             9,900    Eidos                                                                         25,907
            60,000    Electronics Boutique                                                         119,502
             5,300    Jarvis                                                                        41,993
            19,279    J.D. Wetherspoon                                                             121,299
             2,275    Oxford Glycosciences                                                          21,498
             7,500    Pizza Express                                                                 97,259
             5,600    Powderject Pharmaceuticals                                                    46,405
            25,000    Psion                                                                         30,530
            37,200    SkyePharma                                                                    33,125
            25,000    Soco International                                                            61,786
                                                                                                   755,774
TOTAL COMMON STOCKS                                                                              2,838,997
(Cost $2,879,754)

REPURCHASE AGREEMENT-- 13.08%
$          427,000    State Street Bank and Trust Co.,
                          0.25%, due January 2, 2002
                          (Collateralized by U.S.
                          Treasury Bills, 0.00%,
                          due February 28, 2002
                          a value of $438,770)                                                     427,000
(Cost $427,000)

TOTAL INVESTMENTS-- 100.05%                                                                      3,265,997
(Cost $3,306,754)

Other assets less liabilities-- (0.05%)                                                            (1,681)

TOTAL NET ASSETS-- 100.00%                                                              $        3,264,316

The identified cost of investments owned at December 31, 2001, was the same for federal income tax and book purposes.

Net unrealized depreciation for federal income tax purposes was $40,757, which is comprised of unrealized appreciation of $380,614 and unrealized depreciation of $421,371.

*Non-income producing security

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

DECEMBER 31, 2001 (UNAUDITED)
                                                                    J&B          J&B             J&B
                                                                    MID-CAP          SMALL-CAP           SMALL-CAP
                                                                  AGGRESSIVE        AGGRESSIVE         INTERNATIONAL
                                                                  GROWTH FUND       GROWTH FUND         GROWTH FUND
ASSETS:
   Investments, at cost                                         $      3,219,968  $     4,240,306     $     3,306,754
   Investments, at value                                        $      3,948,404  $     4,956,992     $     3,265,997
   Cash denominated in foreign
     currencies (cost $474)                                                   --               --                 478
   Cash                                                                   37,848           18,542                 882

   Receivables:
     Investments sold                                                      5,695               --                  --
     Dividends                                                                --              192                 745
     Interest                                                                 --               --                   3
     Foreign tax                                                              --               --                 629
       Total assets                                                    3,991,947        4,975,726           3,268,734

LIABILITIES AND NET ASSETS:
   Payables:
     Management fees                                                       3,928            4,964               4,200
     Investments purchased                                                    --               --                  --
     Foreign tax withholding                                                  --               --                  82
     Other                                                                    12              206                 136
       Total liabilities                                                   3,940            5,170               4,418

NET ASSETS                                                      $      3,988,007  $     4,970,556     $     3,264,316

NET ASSETS CONSIST OF:
   Capital (capital stock and
     paid-in capital)                                                  4,056,419        5,380,735           4,066,843
   Undistributed net investment income                                  (22,631)         (32,433)            (44,795)
   Accumulated net realized loss on
     sale of investments
     and foreign currency transactions                                 (774,217)      (1,094,432)           (716,979)
   Net unrealized appreciation
     (depreciation) in value of investments
     and translation of assets and liabilities
     in foreign currency                                                 728,436          716,686            (40,753)

NET ASSETS APPLICABLE TO
OUTSTANDING SHARES                                              $      3,988,007  $     4,970,556     $     3,264,316

Capital shares, $1.00 par value:
   Authorized                                                          Unlimited        Unlimited           Unlimited

   Outstanding                                                           407,272          541,249             410,924

NET ASSET VALUE PER SHARE                                       $           9.79  $          9.18     $          7.94

See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
                                                                    J&B          J&B           J&B
                                                                    MID-CAP         SMALL-CAP         SMALL-CAP
                                                                  AGGRESSIVE       AGGRESSIVE       INTERNATIONAL
                                                                  GROWTH FUND      GROWTH FUND       GROWTH FUND
INVESTMENT INCOME:
     Dividends                                                  $          2,780  $           858     $     6,975
     Interest                                                                206            1,293           3,404
     Foreign tax withheld                                                     --               --           (579)
                                                                           2,986            2,151           9,800

EXPENSES:
     Management fees                                                      22,432           32,269          25,106
     Registration fees                                                    14,188           14,188          14,188
     Professional fees                                                     1,067            1,067           1,067
     Shareholder reports                                                   1,670            1,670           1,670
     Custody fees                                                             --               --           5,545
     Other expenses                                                        4,065            3,622           4,217
     Total expenses before fee waivers
      and expense reimbursements                                          43,422           52,816          51,793
     Less: fee waivers and
      expense reimbursements                                              20,572           20,666          25,877
      Net expenses                                                        22,850           32,150          25,916
      Net investment loss                                               (19,864)         (29,999)        (16,116)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
     Realized loss from:
      Investment transactions                                          (423,712)        (513,400)       (352,842)
      Foreign currency transactions                                           --               --        (19,334)
     Change in net unrealized appreciation from:
      Investments                                                        436,350          136,772         150,946
      Translation of assets and liabilities
        in foreign currencies                                                 --               --              10
      Net gain (loss) on investments and
        foreign currency transactions                                     12,638        (376,628)       (221,220)
      Decrease in net assets resulting
        from operations                                         $        (7,226)  $     (406,627)     $ (237,336)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                 J&B MID-CAP AGGRESSIVE GROWTH FUND
                                                                                        FOR THE PERIOD FROM
                                                                                         DECEMBER 19, 2000
                                                         SIX MONTHS ENDED                (COMMENCEMENT OF
                                                         DECEMBER 31, 2001                OPERATIONS) TO
                                                            (UNAUDITED)                    JUNE 30, 2001
OPERATIONS:
   Net investment loss                                    $        (19,864)                    $  (15,896)
   Net realized loss from investments
     and foreign currency transactions                            (423,712)                      (350,505)
   Change in net unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     in foreign currencies during the period                        436,350                        292,086
       Net decrease in net assets
         resulting from operations                                  (7,226)                       (74,315)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                            (2,767)                             --
   Net realized gain from investment
     transactions                                                        --                             --
       Total distributions to shareholders                          (2,767)                             --

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                        3,820                      4,046,567
   Reinvested distributions                                           2,767                             --
                                                                      6,587                      4,046,567
   Shares repurchased                                                 (461)                          (378)
       Net increase (decrease)
       from capital share transactions                                6,126                      4,046,189
         Net increase (decrease)
              in net assets                                         (3,867)                      3,971,874

NET ASSETS:
   Beginning of period                                            3,991,874                         20,000
   End of period                                          $       3,988,007                    $ 3,991,874
   Undistributed net investment
     income at end of period                              $        (22,631)                    $        --

Fund share transactions:
   Shares sold                                                          431                        404,639
   Reinvested distributions                                             294                             --
                                                                        725                        404,639
   Shares repurchased                                                  (53)                           (39)
       Net increase in fund shares                                      672                        404,600

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                J&B SMALL-CAP AGGRESSIVE GROWTH FUND
                                                                                        FOR THE PERIOD FROM
                                                                                         DECEMBER 19, 2000
                                                         SIX MONTHS ENDED                (COMMENCEMENT OF
                                                         DECEMBER 31, 2001                OPERATIONS) TO
                                                            (UNAUDITED)                    JUNE 30, 2001
OPERATIONS:
   Net investment loss                                    $        (29,999)                   $   (20,137)
   Net realized loss from investments
     and foreign currency transactions                            (513,400)                      (581,032)
   Change in net unrealized appreciation
     (depreciation) on investments and
     translation of assets and
     liabilities in foreign currencies
     during the period                                              136,772                        579,914
       Net decrease in net assets
         resulting from operations                                (406,627)                       (21,255)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                            (2,434)                             --
   Net realized gain from investment
     transactions                                                        --                             --
       Total distributions to shareholders                          (2,434)                             --

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                    1,072,390                      4,442,466
   Reinvested distributions                                           2,434                             --
                                                                  1,074,824                      4,442,466
   Shares repurchased                                             (156,228)                          (190)
       Net increase (decrease)
       from capital share transactions                              918,596                      4,442,276
         Net increase (decrease)
              in net assets                                         509,535                      4,421,021

NET ASSETS:
   Beginning of period                                            4,461,021                         40,000
   End of period                                          $       4,970,556                   $  4,461,021
   Undistributed net investment
     income at end of period                              $        (32,433)                   $         --

Fund share transactions:
   Shares sold                                                      115,002                        442,411
   Reinvested distributions                                             276                             --
                                                                    115,278                        442,411
   Shares repurchased                                              (20,421)                           (19)
       Net increase in fund shares                                   94,857                        442,392

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                  J&B SMALL-CAP INTERNATIONAL FUND
                                                                                        FOR THE PERIOD FROM
                                                                                         DECEMBER 19, 2000
                                                         SIX MONTHS ENDED                (COMMENCEMENT OF
                                                         DECEMBER 31, 2001                OPERATIONS) TO
                                                            (UNAUDITED)                    JUNE 30, 2001
OPERATIONS:
   Net investment loss                                    $        (16,116)                   $    (7,151)
   Net realized loss from investments
     and foreign currency transactions                            (372,176)                      (392,423)
   Change in net unrealized appreciation
     (depreciation) on investments and
     translation of assets and
     liabilities in foreign currencies
     during the period                                              150,956                      (191,709)
       Net decrease in net assets
         resulting from operations                                (237,336)                      (591,283)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                            (1,273)                             --
   Net realized gain from investment
     transactions                                                        --                             --
       Total distributions to shareholders                          (1,273)                             --

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                      968,450                      4,057,072
   Reinvested distributions                                           1,273                             --
                                                                    969,723                      4,057,072
   Shares repurchased                                             (972,587)                             --
       Net increase (decrease)
       from capital share transactions                              (2,864)                      4,057,072
         Net increase (decrease)
              in net assets                                       (241,473)                      3,465,789

NET ASSETS:
   Beginning of period                                            3,505,789                         40,000
   End of period                                          $       3,264,316                   $  3,505,789
   Undistributed net investment
     income at end of period                              $        (44,795)                   $         --

Fund share transactions:
   Shares sold                                                      134,669                        405,744
   Reinvested distributions                                             164                             --
                                                                    134,833                        405,744
   Shares repurchased                                             (133,653)                             --
       Net increase in fund shares                                    1,180                        405,744

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:
The J&B Funds (comprised of the J&B Mid-Cap Aggressive Growth Fund,
J&B Small-Cap Aggressive Growth Fund and J&B Small-Cap International
Fund and collectively referred to herein as the "Funds") is a series type fund registered under the Invest-ment Company Act of 1940, as amended, as no-load open-end, diversified management investment company. The J&B Funds are required to account for the assets of each series separately and to allocate general liabilities of the J&B Funds to each series based upon the relative net assets of each series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A. Investment Valuation -- Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ
National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date.
Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income (see Note 2 "Change in Accounting Principle").

C. Foreign Currency Translation -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired.
Dividend income is translated at the rate of exchange on the ex-dividend date.
The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts -- The J&B Small-Cap International
Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2001.

E. Expense Limitations -- Jones & Babson, Inc. (the Manager), has
contractually agreed for a period of one year to waive fees and/or to make payments to limit the total operating expenses of the Funds to an annual rate of
1.25% of average daily net assets for J&B Mid-Cap Aggressive Growth; 1.40%
of average daily net assets for J&B Small-Cap Aggressive Growth; and 1.60%
of average daily net assets for J&B Small-Cap International.

F. Repurchase Agreements -- The Funds may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds'
investment advisor deems creditworthy under guidelines approved by the Funds'
Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

G. Federal and State Taxes -- The Funds complied with the requirements of the
Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

H. Distributions to Shareholders -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. These differences are primarily due to wash sales, post-October loss deferrals, and foreign currency transactions.

I. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective July 1, 2001, the Funds adopted the provisions of the
AICPA Audit and Accounting Guide for Investment Companies which required accretion/amortization of discount/ premium on debt securities. As the Funds did not hold any debt securities during the period ended December 31, 2001, the principle had no impact on the financial statements.

3. MANAGEMENT FEES:
Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Listed below are management fees as a percentage of average daily net assets.

                                                                ANNUAL RATE
FUND                                                             PERCENTAGE
J&B Mid-Cap Aggressive Growth Fund                             1.20%
J&B Small-Cap Aggressive Growth Fund                           1.35%
J&B Small-Cap International Fund                               1.55%

4. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended December 31, 2001 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

J&B Mid-Cap Aggressive Growth Fund:
Purchases                                                    $         2,018,790
Proceeds from sales                                                    2,036,146

J&B Small-Cap Aggressive Growth Fund:
Purchases                                                    $         3,227,120
Proceeds from sales                                                    2,291,768

J&B Small-Cap International Fund:
Purchases                                                    $           791,045
Proceeds from sales                                                      728,387

This report has been prepared for the information of the Shareholders of J&B
Mid-Cap Aggressive Growth Fund, J&B Small-Cap Aggressive Growth Fund, and
J&B Small-Cap International Fund, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the
Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each period.

                                                                    J&B MID-CAP AGGRESSIVE GROWTH FUND
                                                                                            FOR THE PERIOD FROM
                                                                                             DECEMBER 19, 2000
                                                                   SIX MONTHS ENDED          (COMMENCEMENT OF
                                                                   DECEMBER 31, 2001          OPERATIONS) TO
                                                                      (UNAUDITED)              JUNE 30, 2001

Net asset value, beginning of period                                 $          9.82            $      10.00

  Income from investment operations:
     Net investment loss                                                       (.05)                   (.04)
     Net gains (losses) on securities
       (both realized and unrealized)                                            .03                   (.14)
Total from investment operations                                               (.02)                   (.18)

  Less distributions:
     Dividends from net investment income                                      (.01)                      --
     Distributions from capital gains                                             --                      --
  Total distributions                                                          (.01)                      --
Net asset value, end of period                                       $          9.79            $       9.82

Total return(a)                                                               (.23%)                 (1.80%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)                             $         3,988            $      3,992
Ratio of expenses to average net assets(b)                                     1.25%                   1.25%
Ratio of net investment income
     to average net assets(b)                                                (1.09%)                  (.80%)
Ratio of expenses to average net assets
     before fee waivers and expense
     reimbursements(b)                                                         2.38%                   1.33%
Ratio of net investment income to
     average net assets before fee waivers
     and expense reimbursements(b)                                           (2.22%)                  (.88%)
Portfolio turnover rate                                                          56%                     56%

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year (c)Less than $.01 per share

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each period.

                                                                   J&B SMALL-CAP AGGRESSIVE GROWTH FUND
                                                                                            FOR THE PERIOD FROM
                                                                                             DECEMBER 19, 2000
                                                                   SIX MONTHS ENDED          (COMMENCEMENT OF
                                                                   DECEMBER 31, 2001          OPERATIONS) TO
                                                                      (UNAUDITED)              JUNE 30, 2001

Net asset value, beginning of period                                 $          9.99             $    10.00

  Income from investment operations:
     Net investment loss                                                       (.06)                   (.05)
     Net gains (losses) on securities
       (both realized and unrealized)                                          (.75)                     .04
Total from investment operations                                               (.81)                   (.01)

  Less distributions:
     Dividends from net investment income                                      --(c)                      --
     Distributions from capital gains                                             --                      --
  Total distributions                                                             --                      --
Net asset value, end of period                                       $          9.18             $      9.99

Total return(a)                                                              (8.06%)                  (.10%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)                             $         4,971             $     4,461
Ratio of expenses to average net assets(b)                                     1.40%                   1.40%
Ratio of net investment income
     to average net assets(b)                                                (1.31%)                  (.94%)
Ratio of expenses to average net assets
     before fee waivers and expense
     reimbursements(b)                                                         2.31%                   1.47%
Ratio of net investment income to
     average net assets before fee waivers
     and expense reimbursements(b)                                           (2.21%)                 (1.01%)
Portfolio turnover rate                                                          50%                     60%

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year (c)Less than $.01 per share

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each period.

                                                                     J&B SMALL-CAP INTERNATIONAL FUND
                                                                                            FOR THE PERIOD FROM
                                                                                             DECEMBER 19, 2000
                                                                   SIX MONTHS ENDED          (COMMENCEMENT OF
                                                                   DECEMBER 31, 2001          OPERATIONS) TO
                                                                      (UNAUDITED)              JUNE 30, 2001

Net asset value, beginning of period                                 $          8.56             $    10.00

  Income from investment operations:
     Net investment loss                                                       (.11)                   (.02)
     Net gains (losses) on securities
       (both realized and unrealized)                                          (.51)                  (1.42)
Total from investment operations                                               (.62)                  (1.44)

  Less distributions:
     Dividends from net investment income                                         --(c)                   --
     Distributions from capital gains                                             --                      --
  Total distributions                                                             --                      --
Net asset value, end of period                                       $          7.94            $       8.56

Total return(a)                                                              (7.21%)                (14.40%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)                             $         3,264            $      3,506
Ratio of expenses to average net assets(b)                                     1.60%                   1.60%
Ratio of net investment income
     to average net assets(b)                                                 (.99%)                  (.36%)
Ratio of expenses to average net assets
     before fee waivers and expense
     reimbursements(b)                                                         3.20%                   2.14%
Ratio of net investment income to
     average net assets before fee waivers
     and expense reimbursements(b)                                           (2.59%)                  (.90%)
Portfolio turnover rate                                                          28%                     37%

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year (c)Less than $.01 per share

See accompanying Notes to Financial Statements.

J&B Funds

Jones & Babson, Inc.
Manager and Distributor
A Member of the Generali Group
P.O. Box 219757, Kansas City, MO 64121-9757

TOLL FREE
1-866-409-2550